                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported):      February 24, 1997
                                                 -------------------------------




                             PEOPLES BANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         Georgia                        333-12293              58-2265412
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(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                              Identification No.)



516 Bankhead Highway, Carrollton, Georgia                 30117
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(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:        (770) 838-9608
                                                   ----------------------------



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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Peoples Bancorp, Inc. ("Registrant"), which is a "small business issuer" as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, was incorporated on August 27, 1996 as a Georgia corporation for the purpose of becoming a bank holding company by acquiring all of the common stock of Peoples Bank of West Georgia, Carrollton, Georgia, a de novo bank then in the process of organization under the laws of the State of Georgia (the "Bank"). Registrant filed applications to the Board of Governors of the Federal Reserve System (the "Board") and the Georgia Department of Banking and Finance (the "DBF") for prior approval to become a bank holding company. The Board approved Registrant's application to acquire all of the outstanding shares of the Bank's equity securities on December 30, 1996, and the DBF issued such an approval on December 18, 1996. Registrant became a bank holding company within the meaning of the federal Bank Holding Company Act (the "Act") and the Georgia bank holding company law (the "Georgia Act") on March 3, 1997. The Bank currently is the sole operating subsidiary of Registrant. On October 11, 1996, the Bank received the approval of its Articles of Incorporation from the DBF and its permit to begin business was issued by the DBF on February 28, 1997. The Bank opened for business on March 3, 1997. Registrant and the Bank had previously retained Snyder, Camp, Stewart & Co., LLP, Norcross, Georgia ("SCS"), as their certifying accountants with respect to their financial statements for the period from their organization and through December 31, 1996.

     (a) On February 24, 1997, on the recommendation of the Audit Committee of Registrant's Board of Directors, Registrant retained Mauldin & Jenkins, LLC, Atlanta, Georgia ("M&J"), to replace SCS as the certifying accountant for Registrant's and the Bank's financial statements. The reports of SCS on the financial statements of Registrant for the period since Registrant's organization contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the period from organization of Registrant and through December 31, 1996, and during subsequent interim periods, there were no disagreements with SCS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SCS, would have caused SCS to make reference thereto in their report on the financial statements for such period. Registrant has requested that SCS furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 24, 1997, is filed as Exhibit 16 to this Form 8-K.

     (b) Registrant had not previously retained or consulted M&J with respect to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on Registrant's financial statements, or as to any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or a reportable event (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibit 16  Snyder, Camp, Stewart & Co., LLP, Norcross, Georgia,
                      Letter on Change in Certifying Accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PEOPLES BANCORP, INC.
                                    (Registrant)



Date: April 25, 1997             By:  /s/ Timothy I. Warren
                                    -----------------------------------
                                    Timothy I. Warren, President and
                                    Chief Executive Officer
                                    (Principal Executive Officer)

                                   Exhibit 16

    Snyder, Camp, Stewart & Co., LLP, Norcross, Georgia, Letter on Change in
                             Certifying Accountant


April 24, 1997



U.S. Securities and Exchange Commission
Division of Corporate Finance
450 5th Street (Judiciary Square)
Washington, DC 20549

Ladies and Gentlemen:

We were principal accountants for Peoples Bancorp, Inc. and, under the date of February 15, 1997 we reported on the financial statements of Peoples Bancorp, Inc. as of December 31, 1996 and for the period from inception (March 1, 1996) through December 31, 1996. On April 22, 1997 we were notified our appointment as principal accountants was terminated. We have read Peoples Bancorp, Inc.'s statements included under Item 4 of its Form 8-K dated April 25, 1997 and we agree with such statements, except we are not in a position to agree or disagree with Peoples Bancorp, Inc.'s statement that the change was recommended by the Audit Committee of Peoples Bancorp, Inc.

                                    Very truly yours,

                                    SNYDER, CAMP, STEWART & CO., LLP


                                    /s/ Larry R. Davis
                                    ----------------------
                                    Larry R. Davis
                                    Partner